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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                OCTOBER 28, 1996




                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)



     MASSACHUSETTS                  0-14680                   06-1047163
(State or other jurisdiction    (Commission File            (IRS Employer
     of incorporation)              Number)               Identification No.)




               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500










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ITEM 2.     ACQUISITION AND DISPOSITION OF ASSETS.
            --------------------------------------

        On October 28, 1996, Genzyme Corporation ("Genzyme"), through a wholly-owned subsidiary, completed its tender offer for the outstanding units (the "Units") of Neozyme II Corporation ("Neozyme II"), each Unit consisting of
(i) one share of the Callable Common Stock (the "Callable Common Stock"), $1.00 par value per share, of Neozyme II and (ii) one Callable Warrant (the "Callable Warrants") to purchase two shares of General Division Common Stock ("General Division Stock"), $0.01 par value per share, and .135 share of Tissue Repair Division Common Stock ("TR Stock"), $0.01 par value per share, of Genzyme, for $45 per Unit in cash. 2,385,686 Units, or 98.8%, were tendered and accepted for payment, resulting in an aggregate tender offer price of $107,355,870.

        Genzyme will acquire all of the remaining shares of Callable Common Stock through a merger of Neozyme II into the Genzyme subsidiary that acquired the tendered Units. As a result of the merger, holders of Units who did not tender their units will receive $29 in cash for each share of Callable Common Stock. The Callable Warrants included in the untendered Units will become exercisable on the effective date of the merger and will remain outstanding following the merger. The exercise price of the Callable Warrants will be equal to the average closing price of two shares of General Division Stock and .135 share of TR Stock for the 20 trading days prior to the effective date of the merger.

        Funds for the tender offer were provided, and the funds for the merger will be provided, as follows: $80.0 million from borrowings under a revolving credit facility from Fleet National Bank, and the balance from Genzyme General Division cash balances.

        The nature and amount of the consideration paid pursuant to the tender offer and the merger were determined by negotiation between Genzyme and a special committee of independent directors of Neozyme II who are neither executive officers nor directors of Genzyme.

ITEM 5.     OTHER.
            -----

        In order to update the information previously filed with the Securities and Exchange Commission at pages F-2 to F-29 to the Prospectus included in the Registration Statement of Genzyme on Form S-3 (Commission File No. 333-05979) that was filed on June 14, 1996, Genzyme hereby files as Exhibit 99.1 unaudited pro forma financial statements and the related notes thereto for both Genzyme and Genzyme General Division (the "General Division") giving effect to the acquisition by Genzyme of Genetrix, Inc. ("Genetrix") on May 1, 1996 (the "Genetrix Acquisition"), the acquisition of Deknatel Snowden Pencer, Inc. ("DSP") on July 1, 1996 (the "DSP Acquisition"), and the acquisition (the "Neozyme II Acquisition") of Neozyme II (collectively, the "Acquisitions"). Pro forma condensed statements of operations have been presented for both Genzyme and the General Division assuming that the Acquisitions occurred as of January 1, 1995, using the purchase accounting method. Pro forma balance sheets have been presented for both Genzyme and the General Division assuming that the DSP Acquisition and Neozyme II Acquisition occurred as of June 30, 1996. The historical Genzyme and General Division results included in the pro forma balance sheets reflect the effect of the Genetrix Acquisition which was completed on May 1, 1996. Historical balance sheets have been presented for DSP as of December 31, 1994 and 1995 and June 30, 1996 (unaudited). Historical statements of operations for DSP have been presented for the years ended September 30, 1994 and 1995 and for the nine-months ended June 30, 1995 and 1996 (unaudited).

        In addition, historical financial statements and notes thereto of DSP and Neozyme II are filed herewith as Exhibits 99.2 and 99.3, respectively.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

        Genzyme hereby incorporates by reference into this report the following financial statements:

        (a)(1) Historical financial statements (and related notes) of Deknatel Snowden Pencer, Inc. as of September 30, 1995 and 1994 and June 30, 1996 (unaudited) and for the years ended September 30, 1994 and 1995 and the nine months ended June 30, 1995 and 1996 (unaudited). Filed as Exhibit 99.2 hereto.

           (2) Historical financial statements (and related notes) of Neozyme II Corporation as of December 31, 1994 and 1995 and June 30, 1996 (unaudited) and for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and 1996 (unaudited). Filed as Exhibit 99.3 hereto.


        (b) Unaudited pro forma balance sheets as of June 30, 1996 and statements of operations (and related notes) for the year ended December 31, 1995 and for the six months ended June 30, 1996 for Genzyme Corporation and Genzyme General Division, giving effect to the acquisitions by Genzyme of Genetrix, Inc., Deknatel Snowden Pencer, Inc. and Neozyme II Corporation. Filed as
                Exhibit 99.1 hereto.

           (c)  Exhibits.

                EXHIBIT NO.                                DESCRIPTION
                -----------                                -----------
                 2.1             Purchase Agreement dated as of September 20, 1996 by and among
                                 Genzyme Corporation, Neozyme II Acquisition Corp. and Neozyme II
                                 Corporation. Filed as Exhibit A to Amendment No. 2 to the Schedule 13D
                                 filed by Genzyme Corporation on September 24, 1996, and incorporated herein by reference.

                99.1             Unaudited pro forma balance sheets as of June 30, 1996 and statements of operations (and related notes) for the year ended December 31, 1995 and for the six-months ended June 30, 1996 for Genzyme and the General Division, giving effect to the Acquisitions. Filed herewith.

                99.2             Historical financial statements (and related notes) of DSP as of September 30, 1994 and
                                 1995 and June 30, 1996 (unaudited) and for the years ended September 30, 1994, 1995 and for the nine-months ended June 30, 1995 and 1996 (unaudited). Filed herewith.

                99.3             Historical financial statements (and related notes) of Neozyme II Corporation as of December 31, 1994 and 1995 and June 30, 1996 (unaudited) and for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and 1996 (unaudited). Filed herewith.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 5, 1996              GENZYME CORPORATION

                                    By:/s/ David J. McLachlan
                                       ------------------------------------
                                       David J. McLachlan
                                        Executive Vice President, Finance;
                                        Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT                                                               SEQUENTIAL
  NO.            DESCRIPTION                                           PAGE NO.
  ---            -----------                                           --------
 2.1 Purchase Agreement dated as of September 20, 1996 by and among Genzyme Corporation, Neozyme II Acquisition
             Corp. and Neozyme II Corporation. Filed as Exhibit A to Amendment No. 2 to the Schedule 13D filed by Genzyme
             Corporation on September 24, 1996 and incorporated herein by reference.

99.1         Unaudited pro forma balance sheets as of June 30, 1996        7
             and statements of operations (and related notes) for the year ended December 31, 1995 and for the six-months ended
             June 30, 1996 for Genzyme and the General Division, giving effect to the Acquisitions. Filed herewith.

99.2         Historical financial statements (and related notes) of       23
             DSP as of September 30, 1994 and 1995 and June 30, 1996 (unaudited) and for the years ended September 30, 1994, 1995 and for the nine-months ended June 30, 1995 and 1996 (unaudited). Filed herewith.

99.3         Historical financial statements (and related notes)          40
             of Neozyme II Corporation as of December 31, 1994 and
             1995 and June 30, 1996 (unaudited) and for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and 1996 (unaudited).
             Filed herewith.